SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Cerus Corporation

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.	Amount Previously Paid:

7.	Form, Schedule or Registration Statement No.:

8.	Filing Party:

9.	Date Filed:

*** Exercise Your Right to Vote ***

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

Meeting Information
CERUS CORPORATION	Meeting Type:	Annual Meeting of Stockholders
	For holders as of:	04/09/09
Date: 06/01/09 Time: 9:00 AM PDT
Location: Cerus Corporation
2411 Stanwell Drive
Concord, CA 94520
Meeting Directions: For driving directions to the meeting, please visit: www.cerus.com/index.cfm/contact/ Map_&_Directions
CERUS CORPORATION ATTN: LORI ROLL 2411 STANWELL DRIVE CONCORD, CA 94520

You are receiving this communication because you hold shares in Cerus Corporation.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper or electronic copy.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice for instructions on obtaining a paper or electronic copy of the proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
Notice and Proxy Statement Annual Report which includes the Annual Report on Form 10-K
How to View Online:
Have the Control Number available (located on the following page) and visit www.proxyvote.com.
How to Request a PAPER or ELECTRONIC Copy:

If you want to receive a paper or electronic copy of the proxy materials, you must request one. There is NO charge for requesting a copy. Please have the Control Number available and choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
You may also use the above methods to request documents relating to future stockholder meetings.

*   If requesting materials by e-mail, please send a blank e-mail with the Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

To facilitate timely delivery, please make the request as instructed above on or before 05/18/09.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the proxy materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote over the Internet, go to www.proxyvote.com to complete your electronic proxy card. Have the Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper or electronic copy of the proxy materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote “FOR” Proposals 1 and 2.

1.	To elect the following nominees for director to the Board of Directors of the Company, to hold office until the 2012 Annual Meeting of Stockholders.

Nominees:
01) B. J. Cassin
02) William R. Rohn

2.

To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2009.

Although the Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting, if any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the proxy to vote on those matters in accordance with their best judgment.